AMERICAN MUNICIPAL ACCEPTANCE COMPANY
                      NON-QUALIFIED SHARE OPTION AGREEMENT


               THIS SHARE OPTION AGREEMENT, made as of the XXth day of XXXX, 200X (the "Grant Date"), between American Municipal Acceptance Company, a Massachusetts business trust (the "Company"), and XXXXXXXXXXX (the "Optionee"), entered into pursuant to the Company's Incentive Share Option Plan (the "Plan"). Capitalized terms used herein but not defined herein, shall have the meanings ascribed to them in the Plan.

               WHEREAS, the Company has adopted the Plan in order to provide additional incentives to certain officers and employees of the Company, its Subsidiaries and its Manager;

               WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein.

               NOW, THEREFORE, the parties hereto agree as follows:

               1.   GRANT OF OPTION.

                    1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of XXXX common shares of beneficial interest ("Shares") subject to, and in accordance with, the terms and conditions set forth in this Share Option Agreement. The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                    1.2 This Share Option Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference).

               2.   PURCHASE PRICE.

                    The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $XX.XX per Share.

               3.   DURATION OF OPTION.

                    The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); PROVIDED, HOWEVER, that the Option may be earlier terminated as provided in Section 6 hereof.



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               4.   EXERCISABILITY OF OPTION.

                    Unless otherwise provided in this Share Option Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, one-third (1/3) of the total number of Shares covered by the Option after the expiration of one (1) year from the Grant Date and an additional one-third (1/3) of the total number of Shares covered by the Option after the expiration of each of the second and third anniversaries of the Grant Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided during the remaining period of the Exercise Term. Any fractional number of Shares resulting from the application of the foregoing percentages shall be rounded to the next higher whole number of Shares, but shall not exceed the total number of Shares subject to the Option.

               5.   MANNER OF EXERCISE AND PAYMENT.

                    5.1 Subject to the terms and conditions of this Share Option Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, in the form attached hereto as APPENDIX I, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Share Option Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

                    5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, with the approval of the Committee, by any one or a combination of the following: (i) cash (by check), (ii) transferring fully paid Shares held at least six (6) months to the Company with a Fair Value equal to the aggregate purchase price, or (iii) if requested by the Optionee and agreed to by the Committee in its sole discretion, pursuant to a full recourse promissory note upon such terms as the Committee deems appropriate. Notwithstanding the foregoing, the Committee shall have discretion to determine at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of the Option. In addition, the Optionee may provide instructions to the Company that upon receipt of the Option purchase price in cash, certified check, or wire transfer of immediately available funds, from a broker or dealer acting at the direction of the Optionee, in payment for any Shares pursuant to the exercise of the Option, the Company shall issue such Shares directly to the designated broker or dealer.

                    5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall subject to Section 9 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise




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was  effective,  and may  issue  the  Shares  to an  account  maintained  in the
Optionee's name by Equiserve or another transfer agent if the Optionee has not provided contrary instructions.

                    5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Share Option Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised,
(ii) the Company shall have issued and delivered the Shares to the Optionee, and
(iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

               6.   TERMINATION OF EMPLOYMENT.

                    6.1 DEATH, DISABILITY. If the employment of the Optionee with the Company, a Subsidiary, the Manager or any affiliate of the Manger, as the case may be, is terminated as a result of the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), or the Optionee dies within three (3) months of the Optionee's termination of employment with or service to the Company, a Subsidiary, the Manager or any affiliate of the Manager, as the case may be, for any reason other than Cause, the Option may be exercised in whole or in part (to the extent vested on the date of the Optionee's termination of employment or service) at any time within the period of one (1) year after the date of such termination of employment or service, but in no event after the expiration of the Exercise Term. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Share Option Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

                    6.2 TERMINATION OF EMPLOYMENT FOR CAUSE. If the employment or service of the Optionee with the Company, a Subsidiary, the Manager or any affiliate of the Manager, as the case may be, is terminated for Cause, the right to exercise the Option shall terminate immediately upon the Optionee's termination of employment or service, whether or not vested.

                    6.3 OTHER TERMINATION OF EMPLOYMENT. If the employment or service of the Optionee with the Company, a Subsidiary, the Manager or any affiliate of the Manager, as the case may be, is terminated for any reason other than the reasons set forth in Section 6.1 or 6.2 hereof (including the Optionee's ceasing to be employed or engaged by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the right to exercise the Option, to the extent vested, shall terminate three (3) months after the Optionee's termination of employment or service, but in no event after the expiration of the Exercise Term.


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                    6.4  ASSIGNMENT  OF  UNVESTED  OPTION.   At  the  time  that
employment or service of the Optionee with the Company, a Subsidiary, the Manager or any affiliate of the Manager, as the case may be, is terminated for any reason, Optionee, at the Company's request, shall assign Optionee's then unvested Options to the Company or its designee. If the Company does not request Optionee to assign such Options, the Options shall be forfeited to the Company.

               7.   NONTRANSFERABILITY.

                    The Option shall not be assignable or transferable by the Optionee to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the Optionee, the Option shall be exercisable only by or on behalf of such person.

               8.   NO RIGHT TO CONTINUED EMPLOYMENT.

                    Nothing in this Share Option Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment or service by or with the Company, a Subsidiary, the Manager or any affiliate of the Manger, as the case may be, nor shall this Share Option Agreement or the Plan interfere in any way with the right of the Company, a Subsidiary, the Manager or any affiliate of the Manager, as the case may be, to terminate the Optionee's employment or service at any time.

               9.   ADJUSTMENTS.

                    In the event of a change in capitalization, the Committee may make appropriate adjustments to the number and class of Shares or other shares or securities subject to the Option and the purchase price for such Shares or other shares or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 11 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Share Option Agreement.

               10.  REORGANIZATION.

                    Upon the effective date of (i) a merger or consolidation of the Company with another entity or person other than an Affiliate, where the Company is not a surviving entity (a "Transaction"), or (ii) all or substantially all of the assets or more than 20% of the outstanding equity securities of the Company entitled to vote for trustees is acquired by any other entity or person other than an Affiliate or an entity or person or any Affiliate thereof owning 5% or more of the outstanding voting shares of the Company, or
(iii) there is a reorganization or liquidation of the Company, the Committee, or board of directors of any corporation assuming the obligations of the Company, shall as to the Option, either (x) in the case of a merger, consolidation or reorganization of the Company, make appropriate provision for the protection of




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the Option by the substitution on an equivalent  basis of appropriate  shares or other securities of the Company or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the Shares (provided that no additional benefits shall be conferred upon the Optionee as a result of such substitution), or (y) upon written notice to the Optionee, provide that the Option must be exercised within a specified number of days of the date of such notice or the Option will be terminated, or (z) upon written notice to the Optionee, provide that the Option shall be purchased by the Company or its successor within a specified number of days of the date of such notice at a price equal to the value the Optionee would have received if they then exercised the Option and immediately received full payment in respect of such exercise, as determined in good faith by the Committee.

               11.  WITHHOLDING OF TAXES AND NOTICE OF DISPOSITION.

                    The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. In addition, if the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold Shares having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes. In addition, such withholding of Shares shall occur if the Optionee fails to pay the Withholding Taxes to the Company (in accordance with the terms of this paragraph) promptly after they become due and payable.

               12.  OPTIONEE RECEIPT OF A PLAN SUMMARY.

                    The Optionee hereby acknowledges receipt of a summary of the Plan.

               13.  MODIFICATION OF SHARE OPTION AGREEMENT.

                    This Share Option Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

               14.  SEVERABILITY.

                    Should any provision of this Share Option Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Share Option Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

               15.  GOVERNING LAW.



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                    The validity,  interpretation,  construction and performance of this Share Option Agreement shall be governed by the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof.

               16.  SUCCESSORS IN INTEREST.

                    This Share Option Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Share Option Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Share Option Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

               17.  RESOLUTION OF DISPUTES.

                    Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Share Option Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.


                           COMPANY:

                           AMERICAN MUNICIPAL ACCEPTANCE COMPANY

                           By:      ____________________________________________
                                    Name: Stuart J. Boesky
                                    Title: Chief Executive Officer


                           OPTIONEE:


                           ____________________________________________




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                                                                      Appendix I
                     NOTICE OF EXERCISE OF OPTION UNDER THE
                      AMERICAN MUNICIPAL ACCEPTANCE COMPANY
                      NON-QUALIFIED SHARE OPTION AGREEMENT
                      ------------------------------------

American Municipal Acceptance Company
625 Madison Avenue
New York, New York  10022
Attn:  Corporate Secretary

Gentlemen:

         I hereby exercise my option to purchase common shares of beneficial interest in American Municipal Acceptance Company (the "Company"), par value $[ ] per share (the "Shares"), under the terms and conditions of that certain Non-Qualified Share Option Agreement, dated April 11, 2003 by and between [ ] and the Company, as follows:

         (1) Number of shares: (2) Option price per share:
         (3) Aggregate purchase price [(1) x (2)]:


Enclosed is payment in the form of:

         (a) CASH. Cash, certified check, bank draft or money order in United States dollars payable to the order of the Company in the amount of the aggregate purchase price [(3) above].

         (b) SHARES (ONLY WITH THE PRIOR APPROVAL OF THE COMMITTEE). Certificates duly endorsed in blank for Shares of the Company with a Fair Value on the day preceding the date of this notice equal to the aggregate purchase price [(3) above].

         (c) PROMISSORY NOTE (ONLY WITH THE PRIOR APPROVAL OF THE COMMITTEE). Note made by the Optionee in favor of the Company upon such terms as approved in advance by the Company in the amount of the aggregate purchase price [(3) above].

         (d) SURRENDER OF OTHER SHARES (ONLY WITH THE PRIOR APPROVAL OF THE COMMITTEE). Surrender of my vested right to exercise this Option for Shares whose in-the-money value on the date of the surrender (determined by the excess of the Fair Market Value of the surrendered Shares over their Exercise Price) equals the aggregate purchase price [(3) above]. I RECOGNIZE THAT THIS VALUE WILL BE TAXABLE INCOME TO ME.

         (e) ANY COMBINATION OF THE ABOVE (ONLY WITH THE PRIOR APPROVAL OF THE COMMITTEE).

         NOTE: If any portion of the payment is to be made in Shares, please consult the Company prior to submitting this form as to the proper method of payment.

         Upon receipt of the aggregate purchase price [(3) above], please issue the certificates as follows:

                    (a)  In my name; or
                    (b) In the name of my designated broker or dealer, to the extent the Company has received in cash, certified check or wire transfer of immediately available funds, the aggregate purchase price [(3) above] from such broker or dealer acting at my direction.

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     Please deliver the certificates (including those representing excess shares submitted) and/or any excess cash to:

Issue to:                                Mail or Deliver to:

Name                                     Name

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Address                                  Address

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City          State         Zip Code     City          State         Zip Code

------------------------------------     ------------------------------------

Social Security Number

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Dated: -----------------------------     ------------------------------------
                                         (Signature)